SCHEDULE 14A

 INFORMATION REQUIRED IN PROXY STATEMENT

 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

 of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]

Preliminary proxy statement

[  ]

Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

[X]

Definitive proxy statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to /section/240.14a-11(c) or /section/240.14a-12

HII TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]

No fee required.

[  ]

Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Proposed maximum aggregate value of transaction:

(4)

Total fee paid:

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date:

(5)

Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, JUNE 16, 2014

You are cordially invited to attend our annual meeting of stockholders, which will be held on Monday, June 16, 2014, at 4p.m. Central Daylight Savings Time at: Derek Hotel, 2525 West Loop South Freeway, Houston Texas 77027.  The annual meeting is being held for the following purposes:

1.

To elect five (5) directors to our Board of Directors, whose terms are described in this proxy statement;

2.

To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the 2014 fiscal year;

3.

To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on April 22, 2014 are entitled to vote at our annual meeting.  A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m., at the offices HII Technologies, Inc., 710 N. Post Oak, Road, Suite 400, Houston, Texas, 77024.

Your vote is important.  We urge you to sign and return your proxy before the annual meeting so that your shares will be represented and voted at the annual meeting, even if you cannot attend.

This proxy statement, our annual report on Form 10-K for the year ended December 31, 2013, and the proxy card are being distributed on or about April 30, 2014.

By Order of the Board of Directors,

/s/ Matthew C. Flemming

MATTHEW C. FLEMMING

Chief Executive Officer, President, Chief Financial Officer, Treasurer, and Secretary

PROXY STATEMENT

GENERAL

This proxy statement is being furnished to our stockholders in connection with the solicitation by our Board of Directors of proxies to be voted at our annual meeting of stockholders on Monday June 16, 2014.  You are requested to vote on the proposals described in this proxy statement.

Our principal executive offices are located at 710 N. Post Oak Road, Suite 400, Houston Texas 77024; telephone: (713) 821-3157.

This proxy statement, our annual report on Form 10-K for the year ended December 31, 2013, and the proxy card are being distributed on or about April 30, 2014.

STOCKHOLDER APPROVAL

Pursuant to this proxy statement, we are soliciting proxies to be voted at the annual meeting.  The annual meeting will be held to consider and vote on the following proposals:

1.

To elect five (5) directors to our Board of Directors, whose terms are described in this proxy statement;

2.

To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the 2014 fiscal year; and

3.

To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

TABLE OF CONTENTS

            Page

Notice of Annual Meeting of Stockholders

1

Questions and Answers About the Proxy Materials and the Annual Meeting

4

Directors, Executive Officers and Corporate Governance

9

Report of the Audit Committee

13

Security ownership of certain beneficial owners and Management and Related Stockholder Matters

14

Section 16(a) Beneficial Ownership Reporting Compliance

16

Certain Relationships and Related Transactions

17

Executive Compensation

18

Principal Accounting Fees and Services

21

Proposal Number 1 – Election of Directors

22

Proposal number 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

23

Annual Report

24

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why am I receiving these materials?

A: Our Board of Directors has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at HII Technologies Inc.’s 2014 Annual Meeting of Stockholders, which will take place on Monday, June 16, 2014 at 4 p.m. CST, at Derek Hotel, 2525 West Loop South Freeway, Houston, Texas 77027. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

Q: I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials and the 2013 Annual Report to Stockholders to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may write or email us at the following address:

HII Technologies, Inc.

710 N. Post Oak Road, Suite 400

Houston, Texas 77024

Attention:  Matthew C. Flemming

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q: What items of business will be voted on at the Annual Meeting?

A: The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of five (5) directors.

•	The ratification of MaloneBailey, LLP as HII Technologies, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

We will also consider any other business that properly comes before the Annual Meeting.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares:

•	“FOR” each of the nominees to the Board of Directors.

•	“FOR” the ratification of MaloneBailey, LLP as our independent registered public accounting firm for the 2014 fiscal year.

Q: What shares can I vote?

A: Each share of common stock issued and outstanding as of the close of business on the Record Date for the 2014 Annual Meeting of Stockholders is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date we had 48,591,957 shares of common stock issued and outstanding.

Q: How many votes am I entitled to per share?

A: Each holder of shares common stock is entitled to one vote for each share of common stock held as of the Record Date.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Registrar & Transfer Co., you are considered, with respect to those shares, the stockholder of record, and the proxy materials was sent directly to you by HII Technologies. As the stockholder of record, you have the right to grant your voting proxy directly to HII Technologies or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, HII Technologies has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the written proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

Q: How can I contact HII Technologies transfer agent?

A: Contact our transfer agent by either writing to American Registrar & Transfer Co, 342 East 900 South Salt Lake City, UT 84111, or by telephoning 801-363-9065.

Q: How can I attend the Annual Meeting?

A: You are entitled to attend the Annual Meeting only if you were a HII Technologies stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 22, 2014, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or internet, by indicating your plans when prompted.

The meeting will begin promptly at 4 p.m., CST. Check-in will begin at 3 p.m., CST, and you should allow ample time for the check-in procedures.

Q: How can I vote my shares in person at the Annual Meeting?

A: Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q: How can I vote my shares without attending the Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee, or nominee.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to HII Technologies’ Corporate Secretary at HII Technologies, Inc., 710 N. Post Oak Road, Suite 400, Houston, Texas 77024 prior to your shares being voted, or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q: Is my vote confidential?

A: Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within HII Technologies or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to HII Technologies management.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?

A: The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding common stock of HII Technologies as of the Record Date (voting together as a single class) must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q: How are votes counted?

A: In the election of directors (proposal number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

Q: What is the voting requirement to approve each of the proposals?

A: In the election of directors, the five (5) persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

The approval of the following proposals requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on them at the Annual Meeting: (1) the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of MaloneBailey, LLP as HII Technologies Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2014. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered votes cast and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting, except the proposal to determine the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers. Abstentions will have no effect on the outcome of that proposal.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors or on executive compensation matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q: Is cumulative voting permitted for the election of directors?

A: No. You may not cumulate your votes for the election of directors.

Q: Who will serve as inspector of elections?

A: The inspector of elections will be our corporate Secretary.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Annual Meeting?

A: We will disclose voting results on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

Q: What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A: Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to HII Technologies Inc.’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2015 Annual Meeting of Stockholders, the Corporate Secretary of HII Technologies must receive the written proposal at our principal executive offices no later than December 31, 2014; provided, however, that in the event that we hold our 2015 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2015 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Exchange Act). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

HII Technologies, Inc.

Attn: Corporate Secretary

710 N. Post Oak Road, Suite 400

Houston, Texas 77024

* * * * *

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Set forth below is certain information concerning our directors and executive officers:

Name	Age	Position
Matthew C. Flemming	45	Chief Executive Officer, President, Chief Financial Officer, Secretary and Director
Kenton Chickering III	78	Director
Leo B. Womack	71	Director
Brent Mulliniks	53	Director, President-Apache Energy Services (dba AES Water Solutions (AES))
Thomas A. Newton	64	Director

Matthew C. Flemming is our Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, and Chairman of the Board since June 2011.  Mr. Flemming has served as a director and was Chief Financial Officer previous to June 2012, since April 2002. From June 1999 to March 2001, he served as Chief Executive Officer of WorldByNet, Inc. a Houston, Texas based privately held Internet company. From January 1994 to May 1999, Mr. Flemming served as Chief Executive Officer of FARO Pharmaceuticals, Inc., a privately held specialty products company.  From May 1991 to December 1993, he was a Series 7 licensed financial advisor with Eppler, Guerin and Turner, a regional investment banking firm in the southwest.  Mr. Flemming received a Bachelor of Arts in Finance from the University of Houston.  Mr. Flemming is a former restructuring officer of Excalibur Holdings, Inc., Excalibur Aerospace, Excalibur Steel, and Excalibur Services, all former direct or indirect subsidiaries of our company, prior to their respective filings for bankruptcy protection. Mr. Flemming also currently serves as a Board member of a privately-held media company.

Kenton “Ken” Chickering III is a director.  Until May 11, 2011, Mr. Chickering also served as our President and Chief Executive Officer.  Mr. Chickering was appointed to President and Chief Executive Officer on October 8, 2008 and became a director of our Company on September 12, 2006.  From 1976 to 1999, Mr. Chickering held various positions with Daniel Industries and Daniel Valve Co., including Executive Vice President, Vice President of Sales and Marketing 1984-1988, and President of Daniel Valve Company from 1988-2003. In 1999, Emerson Electric Co. (NYSE:EMR) purchased Daniel Valve Company. Later it was sold to SPX Corporation (NYSE: SPW) in 2002.  From 2003 to 2005, Mr. Chickering was Vice President of Development for SPX Valves & Controls, a division of SPX.  Daniel Valve Company is a global manufacturer and marketer of valves for applications such as pipelines, loading and unloading terminals.  From 1962 to 1976, Mr. Chickering was the Regional Manager for the eastern U.S. and Saudi Arabia for General Valve Co., a company that manufactured and marketed an expanding plug valve for pipeline service, which now is a part of Cameron International.  Prior thereto, Mr. Chickering served three years as a petroleum officer in the U.S. Air Force and was a petroleum engineer with Humble Oil, a company that was subsequently acquired by Exxon.  Mr. Chickering received his B.S. in Petroleum Engineering from the University of Oklahoma in 1957.  Mr. Chickering was the Chairman of the Valve Manufacturing Association in 1998.  Mr. Chickering was also the Pipeline Committee Chairman of the ASME Petroleum Division in 1990 and the Chairman of the Petroleum Division Executive Committee in 1996.

Leo B. Womack is a director.  Mr. Womack has been the President of Gulf Equities Realty Advisors, Inc., a diversified real estate portfolio management company, since 1986.  He has also been the Chairman of Fairway Medical Technologies, Inc., a medical device company and a portfolio company of the Baylor College of Medicine Venture Fund since 1996.  From 1969 to 1978, Mr. Womack was the managing partner of a local and later national CPA firm. He has served on the Board and as Chairman of the Houston Angel Network and on National Committees of the Angel Capital Association.  He is and has served on the Board of Directors of several public companies and currently serves as Audit Committee Chair and Director of our Company.  Mr. Womack is licensed as a CPA and holds other professional licenses. He is a Director of SHAPE, The Society for Heart Attack Prevention and Eradication as well as numerous startup companies.

Brent Mulliniks is a director. Mr. Mulliniks is President of AES Water Solutions, one of our wholly-owned subsidiaries, and became a director of HII Technologies, Inc. upon closing of our acquisition of AES Water Solutions on September 27, 2012.  Mr. Mulliniks is a petroleum engineer with over 30 years of experience in the oil and gas industry.  Mr. Mulliniks co-founded AES Water Solutions to support oil and gas companies’ initiatives in horizontal drilling, hydraulic fracturing and the related water transfer needs for that market.  Mr. Mulliniks has been the President of The Phoenix Group LLC, an oil and gas consultancy since 1998. During this time as a consultant, he served as Vice-President of Engineering for Reichmann Petroleum Corporation, where he was in charge of the development of the North Texas Barnett Shale during 2002 to 2006.   From 1992 to 1998, Mr. Mulliniks was Vice President of Oil and Gas Operations for Devonian Resources, Inc., an independent oil and gas company, primarily working unconventional reservoir including the Devonian Shale and Coal Bed Methane. Mr. Mulliniks has been responsible for the operation of over 200 oil and gas wells located in West Virginia, Kentucky, Kansas, and Texas.   He was also previously employed with Geo-Assets Inc. as a Petroleum Engineer in the evaluation of producing and non-producing properties.  Mr. Mulliniks received his Bachelor of Science in Petroleum Engineering from Texas Tech University, Lubbock, Texas, and his Associates degree in Geology from Odessa Junior College, Odessa, Texas.

Thomas Alex Newton is a director.  Since 1999, Mr. Newton has been the owner and operator of Siteworks, Inc., a manufacturer of cast stone for the construction industry. From 1997-1999, Mr. Newton was President and Chief Operating Officer Daniel Industries,  a manufacturer and marketer of oilfield and industrial products (and previously an NYSE publicly traded corporation until its acquisition by Emerson in 1999).  From 1987-1997, Mr. Newton worked at various oilfield divisions within CAMCO International, including as President of Reed Tool Company from 1996-1997 and Vice President and General Manager of Hycalog from 1993-1996.  Mr. Newton served in various capacities at NL Industries in its oilfield services group from 1981-1987 and Chromalloy American Corporation from 1977-1980. Mr. Newton served in the United States Navy as a Lieutenant and is a Vietnam veteran. Mr. Newton received an MBA from Harvard Graduate School of Business Administration and a BA in Management Science from Duke University.

Director Independence and Qualifications

Our Board of Directors has determined that Messrs. Womack, Chickering and Newton are “independent” as defined under the standards set forth in Section 121A of the American Stock Exchange Company Guide.  In making this determination, the Board of Directors considered all transactions set forth under “Certain Relationships and Related Transactions” below.   Messrs. Womack, Chickering and Newton are members of Audit, Compensation, and Nomination and Governance Committees. Mr. Newton joined these committees on April 16, 2014, the date of his appointment to our Board of Directors.

We considered Messrs. Flemming’s and Chickering’s prior experience in the energy services industry and the public sector as officers of and directors of our prior company were important factors in concluding that they were qualified to serve as one of our directors.  In addition, we determined that Mr. Flemming’s prior experience with high growth start-up companies to be an important factor in concluding that he was qualified to serve as one of our directors.  We considered Mr. Mulliniks experience energy services industry and his education as a petroleum engineer as an important factor in concluding that he was qualified to serve as one of our directors. Regarding Mr. Womack, we considered his prior experience with our operating company as well as his prior experience with small capitalization publicly reporting companies and his CPA certification and his current experience serving as a director of another company as important factors in concluding that he was qualified to serve as one of our directors. We considered Mr. Newton’s experience in the oilfield industry as well as his operational and management experience as relevant factors important factors in concluding that he was qualified to serve as one of our directors.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

•

been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

During 2004, Excalibur Steel, Excalibur Services, and Excalibur Aerospace, and during 2005 Excalibur Holdings, Inc., had their debts and liabilities discharged in bankruptcy.  Mr. Flemming who is currently an officer and member of our Board of Directors was an officer and director during these periods. Excalibur Steel, Excalibur Services, Excalibur Aerospace, and Excalibur Holdings, Inc. are all former direct or indirect subsidiaries of our company.

None of our remaining officers or directors has had any bankruptcy petition filed by or against any business of which he was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time other than Mr. Flemming as discussed above.

Information about our Board and its Committees.

During fiscal 2013, our Board of Directors held 2 formal meeting(s) and acted by unanimous written consent on 12 occasions.

Audit Committee.  Our Board of Directors established an Audit Committee which became active in April 2002.  Our entire Board of Directors has served to act as the Audit Committee.  Mr. Newton joined the committee effective April 16, 2014, the date of his appointment to the board.   As such, he is not included as part of the audit report for the year ended December 31, 2013.  We have determined that Mr. Womack is an “audit committee financial expert” as such term is defined under the rules and regulations of the Securities Exchange Act of 1934, as amended.

The Audit Committee provides assistance to our board in satisfying its fiduciary responsibilities relating to our financial statements, financial reporting process, systems of internal accounting and financial controls and the annual independent audit of our financial statements.  The Audit Committee is responsible for appointing or replacing the independent auditors, and approves all audit engagement fees and terms and all non-audit engagements with the independent auditors.

The Audit Committee operates under a written charter adopted by our Board of Directors.  Our Audit Committee held one formal meetings in 2013.

Compensation Committee.  On August 2, 2006, our Board of Directors established a Compensation Committee.  Our Compensation Committee consists of our entire Board of Directors.

The Compensation Committee’s basic responsibility is to review the performance and development of our management in achieving corporate goals and objectives and to assure that our senior executives are compensated effectively in a manner consistent with our strategy, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, this committee oversees, reviews, and administers all of our compensation, equity, and employee benefit plans and programs. In addition, The Compensation Committee has the authority and responsibility to determine all aspects of executive compensation packages for executive officers and makes recommendations to the Board of Directors regarding the compensation of non-employee directors.  This committee did not have any material actions during fiscal 2013.

Nomination and Governance Committee.

On August 2, 2006, our Board of Directors established a Nominating and Governance Committee, Our Nomination and Governance Committee consist of our entire Board of Directors.

The Nomination and Governance Committee is responsible for overseeing, reviewing and making periodic recommendations concerning our corporate governance policies, and for recommending to the full Board of Directors candidates for election to the Board of Directors. This committee held one meeting during the last fiscal year in conjunction with a formal board meeting.

Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment, and integrity. The Board of Directors’ policy is to encourage selection of directors who will contribute to our overall corporate goals.  The Nomination and Governance Committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in oil & gas, technology, engineering, finance, marketing, sales, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors.  In evaluating potential candidates for the Board of Directors, the Nomination and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In recommending candidates for election to the Board of Directors, the Nomination and Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nomination and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors.  Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate.  Upon selection of a qualified candidate, the Nomination and Governance Committee would recommend the candidate for consideration by the full Board of Directors.  The Nomination and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.  To recommend a prospective nominee for the Nomination and Governance Committee’s consideration, submit the candidate’s name and qualifications to our Secretary in writing to the following address: HII Technologies, Inc., Attn: Secretary, 710 North Post Oak Road, Suite 400, Houston, Texas 77024.  When submitting candidates for nomination to be elected at the Company’s annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by our bylaws.

In particular, for the Nomination and Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2015 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary between December 1, 2014 and December 31, 2014 (or, if the 2015 annual meeting is not held within 30 days of the anniversary of the date of the 2014 annual meeting, within 10 days after our public announcement of the date of the 2015 annual meeting).  The recommendation must include the following information to be considered at an annual meeting:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

•

Information regarding the nominee that would be required to be included in our proxy statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

Report of the Audit Committee

Our Audit Committee has issued the following report:

Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.  In this context, the Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from us and our management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to us is compatible with the auditor’s independence.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our in our Annual Report on Form 10-K for the year ended December 31, 2013.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or fairness of the audited financial statements.

Leo B. Womack, Audit Committee Chairman

Kenton Chickering III

Matthew C. Flemming

Brent Mulliniks

AUDIT COMMITTEE

Communications with the Board of Directors

Stockholders can send communications to the Board of Directors by sending a certified or registered letter to the Chairman of the Board, care of the Secretary, at our main business address set forth above.  Communications that are threatening, illegal, or similarly inappropriate, and advertisements, solicitations for periodical or other subscriptions, and other similar communications will generally not be forwarded to the Chairman.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of April 22, 2014 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group.  As of April 22, 2014, we had 48,591,957 shares of common stock outstanding.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power over securities.  Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this Registration Statement are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name And Address(1)	Number Of Shares Beneficially Owned		Percentage Owned
5% Stockholders:
Billy Cox	3,000,000	(2)	6.17%

Officers and Directors:
Matthew C. Flemming	1,288,016		2.65%
Kenton Chickering III	2,949,442	(3)	6.02
Leo B. Womack	1,357,236	(4)	2.79
Brent Mulliniks	3,122,000	(5)	6.42
Thomas Alex Newton	375,000		*

All directors and officers as a group (5 persons)	9,091,694		18.51%

 *Less than 1%.

(1)	Unless otherwise noted, the address is c/o HII Technologies, Inc., 710 N. Post Oak Road, Suite 400, Houston, Texas, 77024.
(2)

Mr. Cox was granted 3,250,000 shares of restricted stock under the September 27, 2012 securities purchase agreement under which the Company acquired Apache Energy Services, LLC. These shares are subject to a restricted stock agreement pursuant to which 500,000 shares will vest each quarter beginning December 31, 2012.  As of April 22, 2014, 3,000,000 shares have vested and the remaining 250,000 shares vest on June 30, 2014.

(3)

Includes: 12,700 shares of common stock held by Mr. Chickering’s wife; 50,000 shares of common stock held in an account for Mr. Chickering’s grandchildren, under which account Mr. Chickering is the custodian; and 516,666 shares of common stock under options (either presently exercisable or within 60-days of April 22, 2014).

(4)

Includes: 641,570 shares held by a trust of which Mr. Womack is a trustee; 230,500 held under a pension plan under which Mr. Womack is the beneficiary and 16,666 shares of common stock under options (either presently exercisable or within 60-days of April 22, 2014).

(5)

Mr. Mulliniks was granted 3,250,000 shares of restricted stock under the September 27, 2012 securities purchase agreement under which the Company acquired Apache Energy Services, LLC. These shares are subject to a restricted stock agreement pursuant to which 500,000 shares will vest each quarter beginning December 31, 2012.  As of April 22, 2014, 3,000,000 shares have vested and the remaining 250,000 shares vest on June 30, 2014.

Securities Authorized for Issuance Under Equity Compensation Plans.  The following provides information concerning compensation plans under which our equity securities are authorized for issuance as of December 31, 2013:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	153,000	$0.10	1,231,860
Equity compensation plans not approved by security holders (2)	1,836,000	$0.18	4,409,000
Total	1,989,000	$0.17	5,640,860

(1)

2005 Stock Incentive Plan.  On April 29, 2005, our Board of Directors adopted, and on October 19, 2005, our stockholders approved, our 2005 Stock Incentive Plan.  The purpose of the plan is to further align the interests of employees, directors and non-employee consultants with those of the stockholders by providing incentive compensation opportunities tied to the performance of the common stock and by promoting increased ownership of the common stock by such individuals.  The plan is also intended to advance the interests of the company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.  We are permitted to grant awards of stock options, stock awards, and restricted stock awards under the plan.  The maximum aggregate number of shares of common stock that may be issued and sold under all awards granted under the plan is 10,000,000 shares, and as of December 31, 2013, we have issued 8,615,140 shares under the plan, and there are options to purchase 153,000 shares currently outstanding under this plan.

(2)

2012 Stock Incentive Plan. On April 9, 2012, our Board of Directors adopted the 2012 Stock Incentive Plan. The purpose of our 2012 Stock Incentive Plan is to advance the best interests of the company by providing those persons who have a substantial responsibility for our management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with us. Further, the availability and offering of stock options and common stock under the plan supports and increases our ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability which we depend. The total number of shares available for the grant of either stock options or compensation stock under the plan is 10,000,000 shares, subject to adjustment.  Our Board of Directors administers our plan and has full power to grant stock options and common stock, construe and interpret the plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable an proper. Any decision made, or action taken, by our Board of Directors arising out of or in connection with the interpretation and administration of the plan is final and conclusive.  The Board of Directors, in its absolute discretion, may award common stock to employees of, consultants to, and directors of the company, and such other persons as the Board of Directors or compensation committee may select, and permit holders of common stock options to exercise such options prior to full vesting therein and hold the common stock issued upon exercise of the option as common stock. Stock options may also be granted by our Board of Directors or compensation committee to non-employee directors of the company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the company.  In the event that our outstanding common stock is changed into or exchanged for a different number or kind of shares or other securities of the company by reason of merger, consolidation, other reorganization, recapitalization, combination of shares, stock split-up or stock dividend, prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to stock options which may be granted under the plan.  Our Board of Directors may at any time, and from time to time, suspend or terminate the plan in whole or in part or amend it from time to time in such respects as our Board of Directors may deem appropriate and in our best interest. The maximum aggregate number of shares of common stock that may be issued and sold under all awards granted under the plan is 10,000,000 shares, and as of December 31, 2013, we have issued 3,755,000 shares under the plan, and there are options to purchase 1,836,000 shares outstanding under this plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock.  Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on review of the copies of such reports furnished to us for the period ended December 31, 2013, all of the Section 16(a) reports required to be filed by our executive officers, directors, and greater-than-10% stockholders were filed on a timely basis, except as follows:  Mr. Mulliniks failed to timely file Form 4s upon vesting of shares under restricted stock grants on each of March 31, 2013 and June 30, 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

On September, 24, 2012, Kenton Chickering loaned us $50,000 in consideration of a (i) 10% subordinated secured promissory notes and warrants to purchase shares of the registrant’s common stock; (ii) a Class A warrant to purchase 300,000 shares of common stock at an exercise price of $0.10 per share and (ii) a Class B Warrant to purchase up to 150,000 shares of common stock at an exercise price of $0.10 per share.  The note has a maturity date of September 26, 2013. The notes are secured by our assets.  In September 2013, the maturity date was extended to February 23, 2014.  The note was paid in full on February 21, 2014.

During 2012, Mr. Chickering provided us cash advances to the Company totaling $140,000 and received $25,000 in repayment leaving a balance due as of December 31, 2012, of $115,000.  During 2013, Mr. Chickering provided additional cash advances of $63,000 and received $20,000 in repayment of $20,000 leaving a balance due at December 31, 2013 of $158,000.   Mr. Chickering purchased $4,200 of equipment for our wholly owned subsidiary, KMHVC, Inc. dba STP during 2013 and sold it to STP for $4,200 during 2013.  On March 31, 2014, Mr. Chickering provided us with a cash advance of $75,000.

On September 26, 2012, in connection with our acquisition of Apache Energy Services, LLC (AES), we issued $1,300,000 of subordinated secured promissory notes to Brent Mulliniks and Billy Cox (the sole members of AES) as partial consideration for the purchase of the limited liability company units of AES.  Upon closing of the acquisition, Mr. Mulliniks was appointed to our Board of Directors and each of Mr. Mulliniks and Mr. Cox are officers of AES, which is now our wholly-owned subsidiary.  The notes bear interest at 5% and are payable in 12 equal quarterly installments beginning February 1, 2013 and have a maturity date of November 1, 2015.  Messrs. Mulliniks and Cox were not related parties at the time of our acquisition of AES.  The aggregate amount outstanding under these notes was $866,667 at December 31, 2013.

On November 12, 2013, in connection with our acquisition of Aqua Handling of Texas, LLC (AquaTex), we issued Chris George a subordinated secured promissory note in the amount of $245,000 as partial consideration for the purchase of his limited liability company units of AquaTex.  Mr. George continues to be an officer of AquaTex, which is now our wholly-owned subsidiary.  The note bears interest at 5% and is payable in 12 equal quarterly installments beginning on February 1, 2103 and matures on November 1, 2016.  Mr. George was not a related party at the time of our acquisition of AquaTex.  The aggregate amount outstanding under this note was $234,292 as December 31, 2013.

We believe that the foregoing transactions were in our best interests. Consistent with Section 144 of the Delaware General Corporation Law, it is our current policy that all transactions between us and our officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to us as a corporation as of the time it is us at is authorized, approved or ratified by the board. We will conduct an appropriate review of all related party transactions on an ongoing basis, and, where appropriate, we will utilize our audit committee for the review of potential conflicts of interest.

Director Independence

Our Board of Directors has determined that Messrs. Womack, Chickering and Newton are “independent” as defined under the standards set forth in Section 121A of the American Stock Exchange Company Guide.  In making this determination, the Board of Directors considered all transactions set forth under “Certain Relationships and Related Transactions” below.  Mr. Chickering was not independent in the year ended December 31, 2011.  Messrs. Womack, Chickering and Newton are members of Audit, Compensation, and Nomination and Governance Committees.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Chief Executive Officer for services rendered during the fiscal years ended December 31, 2013, and 2012.  Also included in the table below is the compensation for the two highest paid employees of our wholly-owned subsidiary Apache Energy Services, LLC (AES), but who are not executive officers of the Company.

Summary Compensation Table
					All Other
Name and Position	Year	Salary	Bonus		Compensation	Total ($)
Matthew C. Flemming	2013	$186,923 (1)	$105,952		$10,220 (3)	$303,096
President and Chief Executive Officer (since May 2011) and Chief Financial Officer, Secretary and Treasurer	2012	$106,356 (1)	--		$--	$106,356

Brent Mulliniks	2013	$180,000	51,669	(4)	$--	$231,669
President—Apache Energy Services (Since September 27, 2012)	2012	$45,000	29,338.	(5)	$--	$74,338
Billy Cox	2013	$180,000	51,669	(4)	$--	$231,669
EVP—Apache Energy Services (Since September 27, 2012)	2012	$45,000	29,338	(5)	$--	$74,338

(1)

$50 was accrued and not paid during the period.

(2)

$6,606 was accrued and not paid during the period.

(3)

Includes $7,500 for automobile allowance and $2,720 for life insurance premiums.

(4)

$9,354 was accrued and not paid during the period.  Bonus payments based on a percentage of AES’ EBITDA as provided for in such employee’s employment agreement with AES.

(5)

$29,338 was accrued and not paid during the period.  Bonus payments based on a percentage of AES’ EBITDA as provided for in such employee’s employment agreement with AES.

All Other Compensation

None

Outstanding Equity Awards

None.

Employment Agreements

We currently have an employment agreement with our President, Chief Executive Officer and Chief Financial Officer, Matthew C. Flemming, which was entered into on January 30, 2014.

A description of the material terms of Mr. Flemming’s agreement is set forth below.

Matthew C. Flemming.  We entered into an employment agreement with Matthew C. Flemming pursuant to which we employ Mr. Flemming as our President, Chief Executive Officer and Chief Financial Officer. The agreement is for an initial term of three years and continues for successive three month periods thereafter.  The Agreement provides for an annual base salary during the term of the agreement of $200,000, subject to potential upwards adjustments at the discretion of the Compensation Committee of the Board of Directors. Mr. Flemming may also receive bonuses at the discretion of the Compensation Committee payable in cash, options or common stock.

The agreement also contains the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) four (4) weeks paid vacation leave, which shall entitle Mr. Flemming to a cash payment for any unused vacation time at the end of each fiscal year; (iii) medical, dental and life insurance benefits (up to $3,500 per year); (iv) an $750 per month automobile allowance; and (vi) 24 month non-compete/non solicitation terms.

Our wholly-owned subsidiary, Apache Energy Services, has employment agreements with each of Brent Mulliniks and Billy Cox.  The material terms of these agreements are set forth below:

On September 27, 2012, AES entered into three-year employment agreements with each Brent Mulliniks and Billy Cox.  Under the terms of the agreements, Apache Energy Services agreed to pay Messrs.  Mulliniks and Cox a base salary of $180,000 per year. In addition to their base salary, Messrs.  Mulliniks and Cox will receive quarterly bonus payments (“Quarterly Bonus Payments”) equal to the product of (i) Apache’s EBITDA in any calendar month(s) during said quarter in excess of $100,000 for such calendar months multiplied by (ii) twenty-three percent (23%) multiplied by (iii) fifty percent (50%).   The employment agreements contain 2-year non-complete/non-solicitation provisions.  These agreements also provide for reimbursement for all reasonable travel and out of pocket expenses, 15-days paid vacation and medical benefits.

Potential Payments upon Termination

Under the terms of Mr. Flemming’s employment agreements, he is entitled to a severance payment of six (6) month’s salary at the then-applicable base salary rate in the event that we terminate his employment without cause, if Mr. Flemming resigns with good reason (as defined in the employment agreement) or in the event that his employment is terminated due to death or disability.

The following table sets forth quantitative information with respect to potential payments to be made to Mr. Flemming upon termination in various circumstances. The potential payments are based on the terms of each of the Employment Agreement discussed above. For a more detailed description of the Employment Agreement, see the “Employment Agreements” section above.

Name	Potential Payment upon Termination (1)
Matthew C. Flemming	$100,000	(2)

(1)	Employee entitled to six months’ severance at the then applicable base salary rate.

(2)	Based on Mr. Flemming’s current annual base salary of $200,000.

Compensation of Directors

The following table sets forth the compensation paid to each director (other than compensation set forth under Executive Compensation) for services rendered during the fiscal year ended December 31, 2013.  Mr. Newton was appointed as a director on April 16, 2014 and thus not included in the table below

	Fees Earned or
	Paid in	Stock	Option	All Other
Name	Cash	Awards ($)	Awards ($)	Compensation		Total ($)
Kenton Chickering	$ 10,000 (1)	--	$26,500 (2)	–		$36,500
Leo B. Womack	$ 10,000 (1)	--	$26,500 (2)	–		$36,500
Matthew C. Flemming	$ _	_	_		–	_
Brent Mulliniks	$ _	_	_		–	_

(1)

On February 4, 2014, the board agreed to pay $10,000 to each of Kenton Chickering and Leo Womack for their service in fiscal 2013.   These fees have not yet been paid.

(2)

On February 4, 2014, the board granted options to purchase 50,000 shares of common stock to each of Kenton Chickering and Leo Womack at an exercise price of $0.58 per share for their services in fiscal 2013.  The Company’s closing price was $0.53 on the date of grant.

All directors receive reimbursement for reasonable out-of-pocket expenses in attending Board of Directors meetings and for promoting our business.  Our independent directors Kenton Chickering and Leo Womack did not receive any cash for reimbursement of expenses in 2013.

From time to time we may engage certain members of the Board of Directors to perform services on our behalf.  In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.  Other than as set forth above, we did not engage any members of the Board of Directors to perform services on our behalf in 2013 or 2012.

Code of Ethics

We have adopted a code of ethics that applies to the principal executive officer and principal financial and accounting officer.  We will provide to any person without charge, upon request, a copy of our code of ethics.  Requests may be directed to our principal executive offices at 710 North Post Oak Road, Suite 400, Houston Texas 77024.

PRINCIPAL ACCOUNTING FEES AND SERVICES.

Audit Fees

MaloneBailey, LLP billed us $45,000 in fees for our 2013 annual audit and $22,000 in fees for our 2012 annual audit, $19,500 in fees for the review of our quarterly financial statements in 2013 and $12,600 in fees for the review of our quarterly financial statements in 2012.

Audit-Related Fees

We did not pay any fees to MaloneBailey, LLP for assurance and related services that are not reported under Audit Fees above in 2013 or 2012.

Tax Fees

We did not pay MaloneBailey, LLP any fees for our 2013 or 2012 federal and state tax returns.

All Other Fees

For 2013, MaloneBailey, LLP billed us $10,000 for the audit of Aqua Handling of Texas, LLC financial statements related to our November 2013 acquisition.  For 2012, MaloneBailey, LLP billed us $8,050 for the audit of Apache Energy Services, LLC financial statements prior to our acquisition.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services.  Under these procedures, our audit committee pre-approves all services to be provided by MaloneBailey, LLP and the estimated fees related to these services.

All audit, audit related, and tax services were pre-approved by the audit committee, which concluded that the provision of such services by MaloneBailey, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  Our pre-approval policies and procedures provide for the audit committee’s pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved.  The policies and procedures also require specific approval by the audit committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year.  The policies and procedures authorize the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS TO BE VOTED ON

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Nominees

The Nominating and Corporate Governance Committee recommended, and the Board of Directors nominated:

•	Matthew C. Flemming,

•	Kenton Chickering III,

•	Leo B. Womack,

•	Brent Mulliniks, and
•	Thomas Alex Newton

as nominees for election as members of our Board of Directors at the Annual Meeting. At the Annual Meeting, five (5) directors will be elected to the Board of Directors.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of HII Technologies. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Qualifications” on pages 9-10 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as directors of HII Technologies.

Required Vote

The five (5) nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our Board of Directors recommends a vote FOR the election to the Board of Directors of each of the above mentioned nominees.

* * * * *

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed MaloneBailey, LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2014. During the fiscal year ended December 31, 2013, MaloneBailey, LLP served as our independent registered public accounting firm. See “Independent Registered Public Accounting Firm” on page 21 of this proxy statement. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of HII Technologies, Inc. and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of MaloneBailey, LLP are not expected to attend the Annual Meeting.

Required Vote

Ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of MaloneBailey, LLP.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

* * * * *

ANNUAL REPORT

Our annual report on Form 10-K for the fiscal year ended December 31, 2013 is being delivered concurrently with this proxy statement.  Any stockholder who desires an additional copy of our annual report on Form 10-K for the fiscal year ended December 31, 2013 may obtain a copy (excluding exhibits) by addressing a request to Matthew C. Flemming, President, HII Technologies, Inc., 710 N. Post Oak Road, Suite 400, Houston, Texas 77024.  Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Stockholders may also visit our website at http://www.hiitinc.com.

By Order of the Board of Directors

/s/ Matthew C. Flemming

Matthew C. Flemming

Chief Executive Officer and President

April 29, 2014

Houston, Texas

HII TECHNOLOGIES, INC
ATTN:MATTHEW FLEMMING
710 N. POST OAK ROAD, SUITE 400
HOUSTON, TEXAS 77024

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Matthew C. Flemming   02 Kenton Chickering III   03 Leo B. Womack   04 Brent Mulliniks   05 Thomas Alex Newton

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. The ratification of appointment of MaloneBailey LLP as our independent registered public accounting firm for fiscal year ending December 31, 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000214176_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com .

HII TECHNOLOGIES, INC
Annual Meeting of Stockholders
June 16, 2014 4:00 PM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints Matthew C. Flemming, as proxy, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HII TECHNOLOGIES, INC that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 04:00 PM, CDT on June 16, 2014, at the Derek Hotel, 2525 West Loop South Freeway, Houston, Texas 77027, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000214176_2 R1.0.0.51160